Exhibit 10.26

                             SUBSCRIPTION AGREEMENT
                                (U.S. INVESTORS)

         THIS SUBSCRIPTION AGREEMENT dated as of the ____ day of _________ 2002.
BETWEEN:



                  Trend Mining Company, a Delaware corporation with an address at P.O. Box 3397, Post Falls, ID 83877, U.S.A. (the "Issuer")

AND:

                  _________________________________________________
                  Name of Purchaser

                  _________________________________________________
                  Mailing Address

                  (the "Investor")

WITNESSES THAT WHEREAS:

A. The Issuer is subject to the regulatory jurisdiction of the United States Securities and Exchange Commission and any other securities commission of any State of the United States in which the securities of the Issuer are offered (collectively, the "Commissions").

B. The Investor has agreed to purchase shares of Common Stock of the Issuer on the terms and conditions set forth herein at a price of U.S. $0.10 per share.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, the parties agree as follows:

1.   PURCHASE AND SALE OF SHARES

1.1 The Investor hereby subscribes for and pays for in accordance with the terms of this Agreement, _______ Shares at a price of U.S. $.10 per Share.

1.2  The Investor shall deliver the sum of U.S. $________ to the Issuer.

1.3 Subscriptions delivered to the Placement Agents are not subject to revocation by the Investor. The Investor acknowledges and agrees that this Agreement shall not be binding on the Issuer unless and until it, along with all other requisite documents, has been delivered to Trend Mining Company at the above address, and the Issuer has accepted the Agreement upon satisfying itself that all applicable securities laws have been complied with, and that, if applicable, the Investor is a sophisticated purchaser or accredited investor.


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2.   REPRESENTATIONS AND WARRANTIES

2.1  The Investor represents and warrants to the Issuer that:

     (a) the Investor is purchasing the Shares as principal and not on behalf of any third party;

     (b) the Investor knows that the Shares are being acquired pursuant to exemptions under the United States Securities Act of 1933, as amended (the "Securities Act");

     (c) the Investor is an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act; and

     (d)  the  Investor  is  not  acquiring  the  Shares  as  a  result  or  any information about the affairs of the Issuer that is not generally known to the public other than knowledge of this particular transaction. The Investor has had the opportunity to inquire of the Management of the Company concerning the affairs of the Company and hereby represents that he/she understands the high risks associated with this investment and that he/she may lose some or all of this investment.

2.2  The Issuer represents and warrants to the Investor that:

     (a) the Issuer is a corporation duly incorporated and in good standing under the laws of the State of Delaware; and

     (b) this Agreement has been duly authorized by all necessary corporate action on the part of the Issuer and it constitutes a valid obligation of the Issuer duly binding upon it and enforceable in accordance with its terms.

3.   COVENANTS

     The Investor covenants with the Issuer to execute and deliver such further documents and do all such further acts and things as may be necessary to comply with the Commissions' requirements for this private placement and to carry out the intent of this Agreement.

4.   SECURITIES LAWS MATTERS

4.1 The Investor is aware of, acknowledges and agrees with the Issuer as follows:

     (a) at the time of issuance the Shares will NOT have been registered with the Securities and Exchange Commission. The Company is issuing such shares in reliance on the exemptions under the Securities Act, and applicable securities laws of certain states in which the Investor(s) reside(s);

     (b) the holder hereof, by purchasing such securities, agrees for the benefit of the Issuer that such Shares may be offered, sold, pledged or otherwise transferred only (i) to the Issuer, (ii) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act or (iii) in a transaction that does not require registration under the Securities Act or any applicable state securities laws and rules and regulations governing the offer and sale of securities, or (iv) pursuant to registration under the Securities Act and as further described below;


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

     (c) any person to whom any of the Shares, or any interest therein, are transferred will, in turn, be subject to applicable retransfer restrictions except pursuant to the registration of such shares as described below;

     (d) the Investor fully comprehends that the Issuer is relying to a material degree on the representations, warranties and agreements contained herein and in his or her Investment Representation Letter and/or Investor Questionnaire submitted to the Issuer (if applicable), and with such realization, authorizes the Issuer to act as it may see fit in full reliance hereon, including the placement on the certificates or other documents evidencing the Shares of the following legend and any legends required by any applicable state securities laws:

                    THE   SECURITIES   REPRESENTED  BY  THIS
                    CERTIFICATE ARE RESTRICTED SECURITIES AS
                    THAT TERM IS  DEFINED  IN RULE 144 UNDER
                    THE  SECURITIES  ACT OF 1933, AS AMENDED
                    (THE   "ACT"),   AND   HAVE   NOT   BEEN
                    REGISTERED    UNDER   THE   ACT.   THESE
                    SECURITIES  MAY NOT BE OFFERED FOR SALE,
                    SOLD OR TRANSFERRED  EXCEPT  PURSUANT TO
                    AN  EFFECTIVE   REGISTRATION   STATEMENT
                    UNDER   THE  ACT  OR   PURSUANT   TO  AN
                    EXEMPTION  FROM  REGISTRATION  UNDER THE
                    ACT, THE  AVAILABILITY OF WHICH IS TO BE
                    ESTABLISHED TO THE  SATISFACTION  OF THE
                    ISSUER.  THE  SECURITIES  REPRESENTED BY
                    THIS  CERTIFICATE HAVE BEEN ACQUIRED FOR
                    INVESTMENT AND NOT WITH A VIEW TO, OR IN
                    CONNECTION    WITH,    THE    SALE    OR
                    DISTRIBUTION  THEREOF.  THE  ISSUER  MAY
                    REQUIRE AN OPINION OF COUNSEL SKILLED IN
                    SECURITIES MATTERS AND OTHER EVIDENCE OF
                    COMPLIANCE   WITH   THE  ACT   PRIOR  TO
                    PERMITTING    A   TRANSFER    OF   THESE
                    SECURITIES.

     The Investor understands that the imposition of such a legend condition may affect the value, and the value as collateral, of the Shares;

     (e) the Investor agrees that the Issuer may require that none of the Shares or any interest therein may be sold, transferred or otherwise disposed of unless registered under the Securities Act, without his or her having first presented to the Issuer or its counsel a written opinion of counsel experienced in securities law matters indicating that the proposed disposition will not be in violation of any of the registration provisions of the Securities Act and the rules and regulations promulgated thereunder; and

     (f) the Company agrees that within Fourteen (14) days of closing this offering the Company will file a one time registration statement at its own expense seeking registration of the shares sold pursuant to the offering, as well as any other shares held by holders who may have "piggyback" registration rights, and who timely notify the Company that they desire to exercise such rights. The Company makes no


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

          representation that such registration statement will be declared effective by the Securities and Exchange Commission within any specific timeframe, or if ever. Further, the Company will contemporaneously make the required filings and comply with any applicable "Blue Sky" provisions of the applicable states where necessary, but makes no representation of its ability to clear such securities in any state within any specific timeframe, if ever.

     (g) the Investor acknowledges that the foregoing is not a complete statement of the law applicable to resale or registration of the Shares, but merely an outline of some of the more salient features. For legal advice in these matters, the Investor will continue to rely on its own legal counsel as the Investor has throughout this transaction concerning the purchase of the Shares.

5.   INDEMNIFICATION

5.1 The Investor hereby indemnifies and holds harmless the Issuer and its officers, directors, shareholders, agents, employees, attorneys, successors, and assigns from and against all damages, losses, costs, liabilities, and expenses (including, costs of investigation, defense, and attorneys' fees) incurred by reason of the failure of the Investor to fulfill any of the Investor's obligations hereunder or by reason of any breach or inaccuracy of any of the representations or warranties made by the Investor herein.

6.   GENERAL

6.1 This Agreement is subject to the approval of such regulatory authorities that have jurisdiction over the Issuer, including all Commissions.

6.2 Neither the Investor nor the Issuer may assign all or any part of his, her or its interest in or to this Agreement without the written consent of the other and any purported assignment without such consent will be void.

6.3 This Agreement is to be governed and interpreted according to the laws of the State of Delaware without regard to conflict of laws or principles.

6.4 This Agreement shall ensure to the benefit of and be binding upon the parties and their successors, personal representatives and permitted assigns.

6.5  Time is of the essence of this Agreement.

6.6  The parties to this Agreement may amend this Agreement only in writing.

6.7 The parties to this Agreement will execute and deliver such investor questionnaires, documents, transfers, assurances, share certificates, warrant certificates and procedures necessary for the purposes of giving effect to or perfecting the transactions contemplated by this Agreement.

6.8 All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the address given above, and such notice will be deemed to be given on the date of receipt.


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



     IN WITNESS WHEREOF the parties hereto have hereunder set their hands as of the date first stated above.

TREND MINING COMPANY

By:___________________________________
President

If Investor is an individual:

_____________________________                   ________________________________
Name of Investor                                Signature of Investor



_____________________________                   ________________________________
Name of Witness                                 Signature of Witness



_____________________________
Address of Investor



_____________________________
Occupation



If Investor is a corporation:



Name of Corporation:


By:___________________________________
Name:
Title:




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